UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                December 20, 2001
                Date of Report (Date of earliest event reported)

                                AP HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                                              06-1269403
      Delaware                     333-50433                 (IRS Employer
(State of Incorporation)    (Commission File Number)       Identification No.)

                             900 N. Michigan Avenue
                          Chicago, Illinois 60611-1542
                     (Address of Principal Executive Office)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)


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Item 5.   OTHER EVENTS

          On December 20, 2001, APCOA/Standard Parking, Inc., a wholly owned subsidiary of AP Holdings, Inc., issued a press release relating to an unregistered exchange offer, a copy of which is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)      Financial Statements:

                   None.

          (b)      Pro Forma Financial Information:

                   None.

          (c)      Exhibits:

                   99.1 Press Release dated as of December 20, 2001.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AP Holdings, Inc.


DATE:  December 31, 2001                            By:
                                                        /s/ Robert N.Sacks
                                                        Robert N. Sacks
                                                        Secretary